UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 4, 2008

XERIUM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32498	42-1558674
(State or other jurisdiction of of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14101 Capital Boulevard, Youngsville, North Carolina 27596

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (919) 556-7235

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The consolidated financial statements of Xerium Technologies, Inc. (the “Company”) as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 (the “Financial Statements”) were prepared assuming that the Company would continue as a going concern, which was contingent upon, among other things, the Company’s ability to comply with all debt covenants under its then existing senior credit facility. As detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, filed with the Securities and Exchange Commission on April 8, 2008, while the Company was in compliance with the financial covenants under its senior credit facility as of December 31, 2007, the Company did not satisfy its leverage ratio covenant for the period ended March 31, 2008 as previously in effect and its independent registered public accounting firm included an explanatory paragraph in its report on the Financial Statements related to the uncertainty in the Company’s ability to continue as a going concern. Absent a waiver, these matters would constitute defaults under the Company’s credit facility.

On April 8, 2008, the Company entered into an amendment and waiver agreement with its lenders relating to its credit facility pursuant to which the lenders agreed to waive through May 31, 2008 any past and then existing defaults. On May 30, 2008, prior to the expiration of the waiver, the Company entered into the Amended and Restated Credit and Guaranty Agreement with the lenders (the “Restated Credit Agreement”). The Restated Credit Agreement revised the financial covenants such that the Company no longer expects to fall out of compliance. Key provisions of the Restated Credit Agreement were described in a Current Report on Form 8-K which the Company filed with the Securities and Exchange Commission on May 30, 2008.

As a result of the events described above, the Company’s independent registered public accounting firm has updated its report relating to the Financial Statements to remove the explanatory paragraph with respect to the Company’s ability to continue as a going concern and inserted an emphasis paragraph that the conditions that raised substantial doubt about whether the Company will continue as a going concern no longer exist. This report is being filed for the purpose of amending Notes 1(a) and 18(c) to the Financial Statements and to file an updated Report of Independent Registered Public Accounting Firm on the Financial Statements and Schedule. A copy of the updated Report of Independent Registered Public Accounting Firm on the Consolidated Financial Statements and Schedule and the Financial Statements is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Consolidated financial statements of Xerium Technologies, Inc. as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007.

23.1	Consent of Independent Registered Public Accounting Firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XERIUM TECHNOLOGIES, INC.

Date: August 4, 2008	By:	/s/ Michael P. O’Donnell
		Name:	Michael P. O’Donnell
		Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Consolidated financial statements of Xerium Technologies, Inc. as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007.

23.1	Consent of Independent Registered Public Accounting Firm.